  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2018
OBALON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001- 37897	20-1828101
(Commission File Number)	(IRS Employer Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 795-6558

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01     Entry into a Material Definitive Agreement.

On July 10, 2018, Obalon Therapeutics, Inc. (the “Company”), entered into the Fifth Amendment to Loan and Security Agreement (the “Loan Amendment”) with Pacific Western Bank, which amended the Loan and Security Agreement, dated as of June 14, 2013 (as amended from time to time, the “Original Loan Agreement”).

The Loan Amendment amends the Original Loan Agreement by, among other things, (i) increasing the total borrowings up to $20.0 million in two tranches as follows: a first tranche consisting of $10.0 million funded on July 10, 2018, of which the full $10.0 million must be used to settle the existing debt with Pacific Western Bank on a net settlement basis (pursuant to its original terms per the Original Loan Agreement); and a second tranche consisting of an additional $10.0 million which may be drawn at any time prior to July 9, 2019; (ii) extending the maturity date to July 9, 2022; and (iii) extending the interest-only period through July 9, 2019.

The foregoing is a summary description of certain terms contained in the Loan Amendment and does not purport to be complete, and it is qualified in its entirety by reference to: (i) the copy of the Original Loan Agreement, filed as Exhibit 10.10 to the Company’s Form S-1 with the Securities and Exchange Commission (the “SEC”) on September 9, 2016, (ii) the copy of the First Amendment to the Loan and Security Agreement, included and filed within Exhibit 10.10 to the Company’s Form S-1 with the SEC on September 9, 2016, (iii) the copy of the Second Amendment to the Loan and Security Agreement, included and filed within Exhibit 10.10 to the Company’s Form S-1 with the SEC on September 9, 2016, (iv) the copy of the Third Amendment to the Loan and Security Agreement, filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, (v) the copy of the Fourth Amendment to the Loan and Security Agreement, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2017 and (vi) the terms and conditions of the Loan Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2018.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: July 13, 2018	By:	/s/ William Plovanic
William Plovanic
Chief Financial Officer